Exhibit 99.1
SciQuest Announces Second Quarter 2011 Financial Results
CARY, N.C. — August 4, 2011 — SciQuest, Inc. (Nasdaq: SQI), a leading provider of on-demand strategic procurement and supplier management solutions, today announced its financial results for the second quarter ended June 30, 2011.
Stephen Wiehe, President and Chief Executive Officer of SciQuest, said, “We are pleased with our strong financial performance in the second quarter. New customer activity was robust in the second quarter, and we signed new customers in each of our four target markets. We are particularly excited about activity in the state and local government market, including the signing of the State of Colorado as a new customer. As a member of the Western States Contracting Alliance, we believe our Colorado relationship could expand to additional alliance members over time, which gives us additional confidence in our long-term potential. With continued investments in products and delivery, as well as sales and marketing, we believe we can further penetrate our target markets and explore additional opportunities to drive long-term growth, profitability and cash flow.”
Second Quarter 2011 Results
SciQuest reported total revenue of $12.9 million for the quarter ended June 30, 2011, an increase of 22% compared to revenue of $10.6 million for the comparable period in 2010.
GAAP income from operations in the second quarter of 2011 was $1.0 million, compared to GAAP income from operations of $2.2 million in the second quarter of 2010. GAAP net income was $0.6 million, or $0.03 per share, in the second quarter of 2011, compared to $0.6 million, or $0.04 per share, in the comparable period in 2010.
Non-GAAP income from operations was $2.3 million in the second quarter of 2011, excluding stock-based compensation expenses and amortization of intangible assets. Non-GAAP income from operations was $2.4 million in the second quarter of 2010, excluding stock-based compensation expenses and amortization of intangible assets.
Non-GAAP net income was $1.4 million, or $0.06 per share, for the second quarter of 2011, based on 22.5 million weighted average diluted shares outstanding. This compared to non-GAAP net income of $1.4 million, or $0.10 per share, in the second quarter of 2010, based on 14.7 million weighted average diluted shares outstanding.
A reconciliation of the most comparable GAAP financial measure to the non-GAAP measures used above is included with the financial tables at the end of this release.
Other Second Quarter and Recent Highlights
•	Ended the second quarter with 322 customers, an increase from 313 customers at the end of the first quarter of 2011
Business Outlook
Based on information available as of August 4, 2011, SciQuest is issuing guidance for the third quarter and full year 2011 as follows:
Third Quarter 2011: The company expects third quarter revenue to be in the range of $13.8 million to $14.0 million. The company expects GAAP net income per share to be approximately $0.03. GAAP net income per share includes stock-based compensation expense and amortization of intangible assets.
The company expects non-GAAP net income per share of $0.07 to $0.08 based on diluted weighted average shares outstanding of 22.6 million shares. Non-GAAP net income excludes stock-based compensation expenses of approximately $1.1 million and amortization of acquired software and intangible assets of approximately $0.3 million.

Full Year 2011: The company expects full year 2011 revenue to be in the range of $53.7 million to $54.5 million. The company expects full year GAAP net income per share to be in the range of $0.11 to $0.12. GAAP net income per share includes stock-based compensation expense and amortization of intangible assets.
Non-GAAP net income per share is expected to be in the range of $0.26 to $0.27 based on diluted weighted average shares outstanding of 22.3 million shares. Non-GAAP net income excludes stock-based compensation expenses of approximately $4.0 million, amortization of acquired software and intangible assets of approximately $1.0 million, and acquisition-related costs of $130,000.
The company expects operating cash flow in 2011 to be in the range of $14.7 to $15.2 million. Free cash flow, which is defined as cash flow from operations less purchases of property and equipment of approximately $1.4 million, and capitalization of software development costs of approximately $0.7 million, to be in the range of $13.0 to $13.5 million in 2011.
Conference Call Information

What:	SciQuest’s second quarter 2011 financial results conference call
When:	Thursday, August 4, 2011
Time:	5:00 p.m. ET
Webcast:	http://investor.sciquest.com (live and replay)
Live Call:	(877) 430-3736, domestic
(760) 298-5046, international
Replay:	(800) 642-1687, passcode 81809571, domestic
(706) 645-9291, passcode 81809571, international
Non-GAAP Financial Measures
SciQuest provides all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Accordingly, SciQuest presents non-GAAP financial measures in reporting its financial results to provide investors with additional tools to evaluate SciQuest’s operating results in a manner that focuses on what SciQuest believes to be its ongoing business operations and what SciQuest uses to evaluate its ongoing operations and for internal planning and forecasting purposes. SciQuest’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. SciQuest’s management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes: (i) the amortization of acquired intangible assets; (ii) the impact of stock-based compensation; (iii) other significant items, including acquisition related expense in 2011 and gains on the sale of an investment in 2010, and (iv) the income tax effect of non-GAAP pre-tax adjustments from the provision for income taxes; and the non-GAAP measures that exclude such information in order to assess the performance of SciQuest’s business and for planning and forecasting in subsequent periods. Whenever SciQuest uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed herein.
About SciQuest
SciQuest (NASDAQ:SQI) is a leading provider of an integrated, web-based end-to-end eProcurement solution that enables users to realize significant efficiencies and savings on their purchases of indirect goods and services. SciQuest’s unique industry segment expertise and innovative “source-to-settle” approach to eProcurement enables Fortune 1000 companies and organizations in the higher education, life sciences, healthcare and public sector markets, as well as other industries, to identify savings opportunities they may otherwise have missed, while improving contract management, compliance and supplier management. SciQuest’s solutions help customers turn spending into a source of savings.

SciQuest is a registered trademark of SciQuest, Inc. Other trademarks contained herein remain the property of their respective owners. For more information about SciQuest, please visit www.sciQuest.com or call 888-638-7322 in the U.S. or +44 1794 341182 in Europe.
Cautionary Note Regarding Forward-Looking Statements
Any statements in this release that are not historical or current facts are forward-looking statements. These forward-looking statements include references to activity in the state and local government market, expansion to Western States Contracting Alliance members, our long-term potential, further penetration of our target markets and opportunities to drive long-term growth, profitability and cash flows as well as all statements under the heading “Business Outlook.” All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors” section of our Registration Statement on Form S-1 and other required reports, as filed with the SEC, which are available free of charge on the SEC’s website at http://www.sec.gov or on our website at www.sciquest.com. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. These forward-looking statements speak only as of the date hereof, and we undertake no obligation to update, amend or clarify any forward-looking statement for any reason.
###
SciQuest media contact:
Melissa London
SciQuest, Inc.
919-659-2228
mlondon@sciquest.com
SciQuest Investor contact:
Garo Toomajanian
ICR, LLC
1-800-550-6380
investorrelations@sciquest.com
SQI-F

SCIQUEST, INC.
BALANCE SHEETS
(in thousands except share and per share amounts)

	As of June 30,	As of December 31,
	2011	2010
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$17,552	$17,494
Short-term investments	32,395	20,000
Accounts receivable	8,481	6,400
Prepaid expenses and other current assets	1,287	1,297
Deferred tax asset	255	207

Total current assets	59,970	45,398
Property and equipment, net	2,423	1,993
Goodwill	15,719	6,765
Intangible assets, net	5,963	1,039
Deferred project costs	6,007	5,667
Deferred tax asset	13,914	15,675
Other	131	150

Total assets	$104,127	$76,687

Liabilities
Current liabilities:
Accounts payable	$—	$51
Accrued liabilities	4,039	4,200
Deferred revenues	32,218	28,305

Total current liabilities	36,257	32,556
Deferred revenues, less current portion	11,263	9,896
Stockholders’ Equity
Common stock, $0.001 par value; 50,000,000 shares authorized; 22,144,212 and 20,532,443 shares issued and outstanding as of June 30, 2011 and December 31, 2010, respectively	22	20
Additional paid-in capital	71,817	50,462
Notes receivable from stockholders	—	(15)
Accumulated deficit	(15,232)	(16,232)

Total stockholders’ equity	56,607	34,235

Total liabilities, redeemable preferred stock, and stockholders’ equity	$104,127	$76,687

SCIQUEST, INC.
STATEMENTS OF OPERATIONS
(in thousands except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
	(unaudited)		(unaudited)
Revenues	$12,910	$10,562	$25,434	$20,688
Cost of revenues (1)(2)	3,134	2,337	5,961	4,446

Gross profit	9,776	8,225	19,473	16,242

Operating expenses:				(1)
Research and development	2,916	1,882	5,669	3,919
Sales and marketing	3,635	2,831	7,419	5,969
General and administrative	1,997	1,255	4,113	2,635
Amortization of intangible assets	210	75	419	151

Total operating expenses	8,758	6,043	17,620	12,674

Income from operations	1,018	2,182	1,853	3,568
Other income (expense), net:
Interest income	21	5	44	12
Interest expense	—	—	—	(2)
Other (expense) income, net	—	(4)	13	1,678

Total other income, net	21	1	57	1,688

Income before income taxes	1,039	2,183	1,910	5,256
Income tax expense	(463)	(909)	(910)	(2,052)

Net income	$576	$1,274	$1,000	$3,204

Dividends on redeemable preferred stock	—	693	—	1,364

Net income attributable to common stockholders	$576	$581	$1,000	$1,840

Net income attributable to common stockholders per share
Basic	$0.03	$0.04	$0.05	$0.13
Diluted	$0.03	$0.04	$0.05	$0.13

Weighted average shares outstanding used in computing per share amounts
Basic	21,859	14,075	21,275	14,079
Diluted	22,463	14,703	21,906	14,680

(1)	Amounts include stock- based compensation expense, as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
	(unaudited)		(unaudited)
Cost of revenues	$61	$20	$108	$31
Research and development	273	22	515	175
Sales and marketing	293	21	559	118
General and administrative	379	85	526	432

	$1,006	$148	$1,708	$756

(2) Cost of revenues includes amortization of capitalized software development costs of:

Amortization of capitalized software development costs:	$94	$49	$166	$97
Amortization of acquired software:	42	—	84	—

	$136	$49	$250	$97

SCIQUEST, INC.
STATEMENTS OF CASH FLOWS
(in thousands)

	Six Months Ended June 30,
	2011	2010
	(unaudited)
Cash flows from operating activities
Net income	$1,000	$3,204
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,007	518
Gain on sale of investment	—	(1,700)
Stock-based compensation expense	1,708	756
Deferred taxes	1,016	1,764
Changes in operating assets and liabilities:
Accounts receivable	(1,250)	(1,917)
Prepaid expense and other current assets	184	89
Deferred project costs and other assets	(321)	(1,369)
Accounts payable	(51)	(43)
Accrued liabilities and other	(685)	(162)
Deferred revenues	2,918	1,233

Net cash provided by operating activities	5,526	2,373
Cash flows from investing activities
Business acquisition, net of cash acquired	(7,346)	—
Addition of capitalized software development costs	(405)	(422)
Purchase of property and equipment	(447)	(379)
Purchase of short-term investments	(12,395)
Proceds from sale of investment	—	1,700
Restricted cash	—	350

Net cash (used in) provided by investing activities	(20,593)	1,249
Cash flows from financing activities
Proceeds from public offering	15,405	—
Public offering costs	(408)	—
Issuance of common and restricted stock	—	39
Repurchases of restricted stock	—	(273)
Repayment of notes payable	—	(350)
Repayment of notes receivable from stockholders	15	4
Proceeds from exercise of common stock options	113	21

Net cash provided by (used in) financing activities	15,125	(559)
Net increase in cash and cash equivalents	58	3,063
Cash and cash equivalents at beginning of the period	17,494	17,132

Cash and cash equivalents at end of the period	$17,552	$20,195

RECONCILIATION DATA
(UNAUDITED)
(in thousands except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Reconciliation of Net Income to non-GAAP Net Income:
Net Income	$576	$1,274	$1,000	$3,204
Amortization of intangible assets	210	75	419	151
Amortization of acquired software	42	—	84	—
Stock-based compensation	1,006	148	1,708	756
Acquisition-related costs	—	—	134	—
Gain on sale of investment	—	—	—	(1,700)
Tax effect of adjustments	(431)	(83)	(746)	295

Non-GAAP net income	$1,403	$1,414	$2,599	$2,706

Non-GAAP net income per share:
Basic	$0.06	$0.10	$0.12	$0.19
Diluted	$0.06	$0.10	$0.12	$0.18

Weighted average shares outstanding used in computing per share amounts:
Basic	21,859	14,075	21,275	14,079
Diluted	22,463	14,703	21,906	14,680

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Reconciliation of Income from Operations to non- GAAP Income from Operations:
Income from Operations	$1,018	$2,182	$1,853	$3,568
Amortization of intangible assets	210	75	419	151
Amortization of acquired software	42	—	84	—
Stock-based compensation	1,006	148	1,708	756
Acquisition-related costs	—	—	134	—

Non-GAAP income from operations	$2,276	$2,405	$4,198	$4,475

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Reconciliation of Operating Expenses to non-GAAP Operating Expenses:
Operating expenses	$8,758	$6,043	$17,620	$12,674
Amortization of intangible assets	(210)	(75)	(419)	(151)
Stock-based compensation	(945)	(128)	(1,600)	(725)
Acquisition-related costs	—	—	(134)	—

Non-GAAP operating expenses	$7,603	$5,840	$15,467	$11,798

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow:
Net cash provided by operating activities	$3,754	$2,005	$5,526	$2,373
Purchase of property and equipment	(135)	(277)	(447)	(379)
Capitalization of software development costs	(210)	(220)	(405)	(422)

Free cash flow	3,409	1,508	4,674	1,572
Acquisition-related costs	—	—	134	—

Adjusted free cash flow	$3,409	$1,508	$4,808	$1,572